Exhibit 99.1

Aeva Reports Second Quarter 2026 Results

Launched Optical Connectivity Business with First Customer Agreement Signed for a Major Hyperscaler Deployment

Continued Expansion in Automotive with Bendix Selecting Aeva to Develop the Next-gen of its Market-Leading Commercial Vehicle ADAS Solution

SICK Launched its First Industrial Sensor Powered by Aeva’s Eve Precision Technology and Awarded Aeva 2026 Supplier of the Year for Innovation and Collaboration

MOUNTAIN VIEW, Calif., Aug. 5, 2026 – Aeva® (Nasdaq: AEVA), a leader in next-generation sensing and perception systems, today announced its second quarter 2026 results.

Key Company Highlights

•
Launched Optical Connectivity business, using Aeva’s proprietary high-power optical source technology for next-generation AI data centers.
•
Signed joint development agreement with major customer to use Aeva’s high-power optical source technology in a Near-Packaged Optics (NPO) solution for a hyperscaler with initial deployment targeted for second-half 2027 and production ramp targeted for 2028
•
Commercial vehicle ADAS leader Bendix selected Aeva’s 4D LIDAR and perception software for development of the next generation of its ADAS solution available on most major Class 8 truck platforms in North America
•
Continued to achieve milestones for key automotive programs, including Daimler Truck, top 10 European passenger OEM and NVIDIA DRIVE Hyperion, and advance on additional opportunities for passenger vehicle and commercial vehicle applications
•
SICK launched its first Eve powered sensor for industrial sensing applications as part of a strategic collaboration to scale Aeva’s technology across its product portfolio and also named Aeva its 2026 Supplier of the Year for Innovation and Collaboration
•
Strengthened balance sheet with $115M follow-on offering to further position Aeva to accelerate growth

“With the launch of Optical Connectivity, Aeva is expanding into another new market where we can leverage our proprietary photonics technology developed over the past decade to enable next-generation AI data centers,” said Soroush Salehian, Co-founder and CEO at Aeva. “It demonstrates how Aeva’s differentiated technology continues to open vast opportunities beyond traditional sensing, and we are off to a strong start with a first customer agreement already signed. Beyond this, we continue to make good progress on existing customers programs, securing additional opportunities across multiple markets and scaling manufacturing to meet the growing demand for Aeva’s technology.”

Second Quarter 2026 Financial Highlights

•
Total Available Liquidity
o
Total available liquidity of $302.9 million as of June 30, 2026, consisting of $177.9 million in cash, cash equivalents and marketable securities and $125.0 million in an available facility
•
Revenue
o
Revenue of $6.1 million in Q2 2026, compared to revenue of $5.5 million in Q2 2025

•
GAAP and Non-GAAP Operating Loss*
o
GAAP operating loss of $34.6 million in Q2 2026, compared to GAAP operating loss of $34.9 million in Q2 2025
o
Non-GAAP operating loss of $26.0 million in Q2 2026, compared to non-GAAP operating loss of $25.1 million in Q2 2025
•
GAAP and Non-GAAP Net Loss per Share*
o
GAAP net loss per share of $1.23 in Q2 2026, compared to GAAP net loss per share of $3.49 in Q2 2025
o
Non-GAAP net loss per share of $0.41 in Q2 2026, compared to non-GAAP net loss per share of $0.44 in Q2 2025
•
Shares Outstanding
o
Weighted average shares outstanding of 64.7 million in Q2 2026

*Tables reconciling GAAP to non-GAAP measures are provided at the end of this release.

CFO Transition

Following six years of service with the company, CFO Saurabh Sinha will be moving on from Aeva to pursue a new opportunity outside of the sensing industry on September 5, 2026. The company has already initiated a search for a permanent successor and will announce the appointment once finalized.

Rupesh Maheshwari, Aeva’s VP Corporate Controller will serve as Interim CFO following Mr. Sinha’s departure. Mr. Maheshwari, has served as the Company’s VP Corporate Controller, since joining the company in December 2025. He brings more than 20 years of finance leadership experience, having previously held leadership roles at Waabi, Covariant, Logitech and Fundbox. Mr. Sinha will work closely with Mr. Maheshwari to ensure a seamless transition during this period.

Conference Call Details

Aeva will host a conference call and live webcast to discuss results at 2:00 p.m. PT / 5:00 p.m. ET today, August 5, 2026. The live webcast and replay can be accessed at investors.aeva.com.

About Aeva Technologies, Inc. (Nasdaq: AEVA)

Aeva’s mission is to bring the next wave of perception to a broad range of applications from automated driving, manufacturing automation and smart infrastructure, to robotics and consumer devices. Aeva is accelerating autonomy with its groundbreaking perception platform that integrates lidar-on-chip technology, system-on-chip processing, and perception algorithms onto silicon leveraging silicon photonics. Aeva 4D LiDAR sensors uniquely detect velocity and position simultaneously, allowing automated devices like vehicles and robots to make more intelligent and safe decisions. For more information, visit www.aeva.com, or connect with us on Xor LinkedIn.

Aeva, the Aeva logo, Aeva 4D LiDAR, Aeva Atlas, Aeries, Aeva Eve, Aeva Omni, Aeva CityOS, Aeva Ultra Resolution, Aeva CoreVision, and Aeva X1 are trademarks/registered trademarks of Aeva, Inc. All rights reserved. Third-party trademarks are the property of their respective owners.

Forward looking statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements include, but are not limited to expectations about product development, product features, performance, the timing of production, and market adoption. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the fact that Aeva is an early stage company with a history of operating losses and may never achieve profitability, (ii) Aeva’s limited operating history, (iii) Aeva’s ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities, (iv) the timing of any orders for the Company’s solutions, which will not be under our control, (v) the risk that automotive OEMs may not pursue or adopt the platform as currently anticipated, if at all, (vi) the risk that markets will not accept products of automotive OEMs or of manufacturers in other industries that use our technologies, (vii) the risk that additional markets will not be receptive to Aeva’s technology, (viii) the risk that new customer contracts will not result in commercial scale shipments, (ix) supply chain and manufacturing issues, (x) unforeseen errors or defects, (xi) market acceptance of LiDAR technology and autonomous driving, (xii) general economic conditions, including tariffs, and other material risks and other important factors that could affect our financial results. Please refer to our filings with the SEC, including our most recent Quarterly Reports on Form 10-Q and our most recent Annual Report on Form 10-K. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Aeva does not give any assurance that it will achieve its expectations.

Non-GAAP Information

In addition to our financial results determined in accordance with U.S. GAAP, we present non-GAAP operating loss and non-GAAP net loss per share. “Non-GAAP operating loss” is defined as GAAP operating loss before stock-based compensation and loss on joint development agreement. “Non-GAAP net loss per share” is defined as non-GAAP net loss divided by weighted average shares outstanding, basic and diluted. “Non-GAAP net loss” is defined as GAAP net loss before stock-based compensation, loss on joint development agreement, change in fair value of warrant liabilities and fair value loss on share subscription liability.

We believe that non-GAAP operating loss and non-GAAP net loss per share, when taken together with the corresponding U.S. GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, results of operations, or outlook. We consider non-GAAP operating loss and non-GAAP net loss per share to be important measures because they help illustrate underlying trends in our business and our historical operating performance on a more consistent basis.

However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. Non-GAAP financial measures have limitations, including that they exclude certain expenses that are required under GAAP, which adjustments reflect the exercise of judgment by management. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures or ratios differently or may use other financial measures or ratios to evaluate their performance, all of which could reduce the usefulness of non-GAAP operating loss and non-GAAP net loss per share as tools for comparison. Reconciliations are provided at the end of this release to the most directly comparable financial measures in accordance with U.S. GAAP. Investors are encouraged to review our U.S. GAAP financial measures and not to rely on any single financial measure to evaluate our business.

Contacts

Media:

Michelle Chang

press@aeva.ai

Investors:

Andrew Fung

investors@aeva.ai

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	June 30, 2026	December 31, 2025

Assets
Current assets
Cash and cash equivalents	$43,235	$72,291
Marketable securities	134,654	49,608
Accounts receivable, net	3,712	3,363
Inventories	5,709	5,787
Other current assets	16,390	22,476
Total current assets	203,700	153,525
Operating lease right-of-use assets	4,883	5,480
Property, plant and equipment, net	12,399	12,845
Intangible assets, net	375	825
Other noncurrent assets	6,437	7,026
Total assets	$227,794	$179,701
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$7,298	$5,885
Accrued liabilities	9,483	12,063
Accrued employee costs	3,958	13,945
Lease liability, current portion	2,031	1,488
Other current liabilities	3,193	2,488
Total current liabilities	25,963	35,869
Lease liability, noncurrent portion	3,444	4,213
Convertible notes	96,896	96,693
Warrant liabilities	73,961	29,711
Total liabilities	200,264	166,486
Stockholders’ equity
Common stock	7	6
Additional paid-in capital	899,503	770,502
Accumulated other comprehensive loss	(88)	(4)
Accumulated deficit	(871,892)	(757,289)
Total stockholders’ equity (deficit)	27,530	13,215
Total liabilities and stockholders’ equity	$227,794	$179,701

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenues:
Product	$2,546	$4,203	$4,973	$6,684
Professional service	3,590	1,308	7,425	2,195
Total revenues	6,136	5,511	12,398	8,879
Cost of revenues:
Product (1)	2,614	3,992	5,651	6,575
Professional service (1)	1,333	4,239	2,617	4,714
Total cost of revenues	3,947	8,231	8,268	11,289
Gross profit	2,189	(2,720)	4,130	(2,410)
Operating expenses:
Research and development expenses (1)	24,889	22,841	47,715	44,410
General and administrative expenses (1)	10,216	7,969	22,568	15,186
Selling and marketing expenses (1)	1,644	1,393	3,543	3,335
Total operating expenses	36,749	32,203	73,826	62,931
Loss from operation	(34,560)	(34,923)	(69,696)	(65,341)
Interest income	893	619	1,770	1,626
Change in fair value of warrant liabilities	(44,700)	(88,478)	(44,250)	(93,878)
Fair value loss on share subscription liability	—	(69,996)	—	(69,996)
Interest expense	(1,196)	—	(2,379)	—
Other income, net	(3)	106	42	107
Net loss before taxes	$(79,566)	$(192,672)	$(114,513)	$(227,482)
Income tax provision	58	70	90	127
Net loss	$(79,624)	$(192,742)	$(114,603)	$(227,609)
Net loss per share
Basic and diluted	$(1.23)	$(3.49)	$(1.80)	$(4.14)
Weighted-average shares used in computing net loss per share
Basic and diluted	64,672,666	55,161,124	63,745,534	54,956,722

(1) Includes stock-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Cost of revenues	$112	$32	$343	$63
Research and development expenses	4,927	3,434	8,925	6,411
General and administrative expenses	2,987	2,349	7,988	3,725
Selling and marketing expenses	487	209	622	389
Total stock-based compensation expense	$8,513	$6,024	$17,878	$10,588

AEVA TECHNOLOGIES, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Six Months Ended June 30,
	2026	2025
Cash flows from operating activities:
Net loss	$(114,603)	$(227,609)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,579	2,716
Loss on joint development agreement	—	3,785
Impairment of inventories	—	134
Issuance of shares for Convertible note interest payment	2,297	—
Change in fair value of warrant liabilities	44,250	93,878
Fair value loss on share subscription liability	—	69,996
Stock-based compensation	17,878	10,588
Amortization of right-of-use assets	1,129	1,830
Amortization of premium and accretion of discount on available-for-sale securities, net	(1,024)	(795)
Accretion of convertible notes issuance cost	203	—
Changes in operating assets and liabilities:
Accounts receivable, net	(349)	(2,709)
Inventories	78	(1,448)
Other current assets	586	2,849
Other noncurrent assets	589	505
Accounts payable	1,992	(1,779)
Accrued liabilities	(2,580)	(2,940)
Accrued employee costs	(9,987)	(3,337)
Lease liability	(758)	(1,932)
Other current liabilities	705	(5,820)
Other noncurrent liabilities	—	1,472
Net cash used in operating activities	(57,015)	(60,616)
Cash flows from investing activities:
Purchase of property, plant and equipment	(2,410)	(1,825)
Purchase of available-for-sale securities	(148,072)	(23,369)
Proceeds from maturities of available-for-sale securities	63,966	79,149
Net cash (used in) provided by investing activities	(86,516)	53,955
Cash flows from financing activities:
Proceeds from issuance of common stock in connection with public offering	114,999	—
Transaction costs related to issuance of common stock	(5,750)	—
Proceeds from equity-related funding in connection with the JDA	5,500	—
Payments of taxes withheld on net settled vesting of restricted stock units	—	(578)
Transaction costs related to issuance of convertible notes	(297)	—
Proceeds from exercise of stock options	23	118
Net cash provided by (used in) financing activities	114,475	(460)
Net decrease in cash and cash equivalents	(29,056)	(7,121)
Beginning cash and cash equivalents	72,291	28,864
Ending cash and cash equivalents	$43,235	$21,743

AEVA TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Operating Results

(Unaudited)

(In thousands, except share and per share data)

Reconciliation from GAAP to non-GAAP operating loss
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

GAAP operating loss	$(34,560)	$(34,923)	$(69,696)	$(65,341)
Stock-based compensation	8,513	6,024	17,878	10,588
Loss on joint development agreement	—	3,785	—	3,785
Non-GAAP operating loss	$(26,047)	$(25,114)	$(51,818)	$(50,968)

Reconciliation from GAAP to non-GAAP net loss
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

GAAP net loss	$(79,624)	$(192,742)	$(114,603)	$(227,609)
Stock-based compensation	8,513	6,024	17,878	10,588
Loss on joint development agreement	—	3,785	—	3,785
Change in fair value of warrant liabilities	44,700	88,478	44,250	93,878
Fair value loss on share subscription liability	—	69,996	—	69,996
Non-GAAP net loss	$(26,411)	$(24,459)	$(52,475)	$(49,362)

Reconciliation between GAAP and non-GAAP net loss per share
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Shares used in computing GAAP net loss per share:
Basic and diluted	64,672,666	55,161,124	63,745,534	54,956,722
GAAP net loss per share
Basic and diluted	$(1.23)	$(3.49)	$(1.80)	$(4.14)
Stock-based compensation	0.13	0.11	0.29	0.19
Loss on joint development agreement	—	0.07	—	0.07
Change in fair value of warrant liabilities	0.69	1.60	0.69	1.71
Fair value loss on share subscription liability	—	1.27	—	1.27
Non-GAAP net loss per share
Basic and Diluted	$(0.41)	$(0.44)	$(0.82)	$(0.90)